UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/20/2004

GREATER BAY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-25034

CA	77-0387041
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2860 West Bayshore Road, Palo Alto, CA 94303
(Address of Principal Executive Offices, Including Zip Code)

650-813-8200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On December 20, 2004, Greater Bay Bancorp (the "Company") issued a press release announcing the appointment of Colleen Anderson as Executive Vice President, Community Banking. The press release is included as Exhibit 99 to this report. The information included in the press release is incorporated herein by reference and is considered to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

99        Press release dated December 20, 2004 relating to executive officer appointment, deemed "filed" under the Securities Exchange Act of 1934

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: December 20, 2004.	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release